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                                                                    Exhibit 24.1


                            COLE NATIONAL CORPORATION

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Joseph Gaglioti, Wayne L. Mosley and Leslie D. Dunn, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned, the Corporation's Registration Statement on Form S-8 pursuant to the Securities Act of 1933 concerning the Common Shares of the Company to be offered in connection with the Corporation's 1999 Employee Stock Purchase Plan, the 1998 Equity and Performance Incentive Plan and the 1999 Broad-Based Employee Stock Option Plan and to sign any and all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory authority, granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 10th day of June, 1999.



/s/ Jeffrey A. Cole                                   /s/ Brian B. Smith
-----------------------------                        -------------------------
Jeffrey A. Cole                                      Brian B. Smith



/s/ Timothy F. Finley                                 /s/ Irwin N. Gold
-----------------------------                        -------------------------
Timothy F. Finley                                    Irwin N. Gold



/s/ Peter V. Handal                                   /s/ Charles A. Ratner
-----------------------------                        -------------------------
Peter V. Handal                                      Charles A. Ratner



/s/ Walter J. Salmon                                  /s/ George H. Bernstein
-----------------------------                        -------------------------
Walter J. Salmon                                     George H. Bernstein